                               EXHIBIT (16)(f)



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                          THE RIVERFRONT FUNDS, INC.
                                EXHIBIT 16(f)
                                 TOTAL RETURN

                          LARGE COMPANY SELECT FUND


           AVERAGE ANNUAL TOTAL RETURN
           WITH SALES CHARGE OF:              4.50%
           ----------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:        T =         TOTAL RETURN

                         ERV =       ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                         P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                         N =         NUMBER OF DAYS

           EXAMPLE:

             ONE YEAR:               (    10/01/95 TO     09/30/96 ):
                                     (    1,145.47 /1,000) - 1 =                               14.55%
             THREE YEAR:             (    10/01/93 TO     09/30/96 ):
                                     (    1,496.61 /1,000 to the power of (1/(1095/365))-1) =  14.39%
             FIVE YEAR:              (    10/01/91 TO     09/30/96 ):
                                     (    1,807.87 /1,000 to the power of (1/(1825/365))-1) =  12.57%
             TEN YEAR:               (    10/01/86 TO     09/30/96 ):
                                     (    3,045.87 /1,000 to the power of (1/(3650/365))-1) =  11.79%



                          THE RIVERFRONT FUNDS, INC
                                EXHIBIT 16(f)
                                 TOTAL RETURN

                          LARGE COMPANY SELECT FUND


          AVERAGE ANNUAL TOTAL RETURN
          WITH SALES CHARGE OF:          0.00%
          ------------------------------------

          T = (ERV/P) to the power of 1/N - 1

          WHERE:        T =        TOTAL RETURN

                        ERV =      ENDING REDEEMABLE VALUE AT THE END
                                   OF THE PERIOD OF A HYPOTHETICAL
                                   $1,000 INVESTMENT MADE AT THE
                                   BEGINNING OF THE PERIOD.

                        P =        A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                        N =        NUMBER OF DAYS

          EXAMPLE:

            ONE YEAR:              ( 10/01/95 TO    09/30/96 ):
                                   ( 1,199.55/1,000) - 1 =                               19.96%
            THREE YEAR:            ( 10/01/93 TO    09/30/96 ):
                                   ( 1,567.17/1,000 to the power of (1/(1095/365))-1) =  16.16%
            FIVE YEAR:             ( 10/01/91 TO    09/30/96 ):
                                   ( 1,893.20/1,000 to the power of (1/(1825/365))-1) =  13.62%
            TEN YEAR:              ( 10/01/86 TO    09/30/96 ):
                                   ( 3,191.48/1,000 to the power of (1/(3650/365))-1) =  12.31%


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                          THE RIVERFRONT FUNDS, INC.
                                EXHIBIT 16(f)
                                 TOTAL RETURN

                                 CLASS B SHARES
                               WITHOUT CDSC LOAN

                          LARGE COMPANY SELECT FUND


           AVERAGE ANNUAL TOTAL RETURN
           ----------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:        T =         TOTAL RETURN

                         ERV =       ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                         P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                         N =         NUMBER OF DAYS

           EXAMPLE:

             ONE YEAR:               (    10/01/95 TO     09/30/96 ):
                                4.00%(    1,190.8  /1,000) - 1 =                             19.08%
             THREE YEAR:             (    10/01/93 TO     09/30/96 ):
                                3.00%(    1,532.9 /1,000 to the power of (1/(1095/365))-1) = 15.30%
             FIVE YEAR:              (    10/01/91 TO     09/30/96 ):
                                1.00%(    1,824.5 /1,000 to the power of (1/(1825/365))-1) = 12.78%
             TEN YEAR:               (    10/01/86 TO     09/30/96 ):
                                0.00%(    2,963.0 /1,000 to the power of (1/(3650/365))-1) = 11.47%




                          THE RIVERFRONT FUNDS, INC.
                                EXHIBIT 16(f)
                                 TOTAL RETURN
                                 CLASS B SHARES
                             CDSC LOAN CALCULATIONS

                          LARGE COMPANY SELECT FUND


           AVERAGE ANNUAL TOTAL RETURN
           ----------------------------------------

           T = (ERV/P) to the power of 1/N - 1

           WHERE:        T =         TOTAL RETURN

                         ERV =       ENDING REDEEMABLE VALUE AT THE END
                                     OF THE PERIOD OF A HYPOTHETICAL
                                     $1,000 INVESTMENT MADE AT THE
                                     BEGINNING OF THE PERIOD.

                         P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                         N =         NUMBER OF DAYS

           EXAMPLE:

             ONE YEAR:               (    10/01/95 TO     09/30/96 ):
             WITH CDSC OF 4.00%      (    1,150.8 /1,000) - 1 =                               15.08%
             THREE YEAR:             (    10/01/93 TO     09/30/96 ):
             WITH CDSC OF 3.00%      (    1,502.9 /1,000 to the power of (1/( 1095/365))-1) = 14.55%
             FIVE YEAR:              (    10/01/91 TO     09/30/96 ):
             WITH CDSC OF 1.00%      (    1,814.5 /1,000 to the power of (1/( 1825/365))-1) = 12.66%
             TEN YEAR:               (    10/01/86 TO     09/30/96 ):
             WITH CDSC OF 0%         (    2,963.0 /1,000 to the power of (1/( 3650/365))-1) = 11.47%


